UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2010

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Live Nation Entertainment, Inc. (the "Company") currently expects to report its financial results for the three months and full-year ended December 31, 2010 on February 28, 2011. During the fourth quarter of 2010, the Company agreed to settle certain previously disclosed Ticketmaster lawsuits, as discussed in Item 8.01 below, in an effort to eliminate the financial uncertainties and future expense of protracted litigation and in light of the longevity of this litigation and recent class certification change. Based on this, the Company is providing an update to its current expectations for its 2010 results.

The Company currently estimates that its Adjusted Operating Income (as defined below) for the year ended December 31, 2010 would have been approximately $389 million, which would be in line with the guidance provided at the time of its third quarter conference call. However, the Company has recorded one-time charges of $22.3 million related primarily to the legal settlement discussed below, and $4.9 million related to the previously announced restructuring of its North American concerts business. After considering the impact of these one-time expenses accrued in December 2010, the Company currently estimates that its actual reported Adjusted Operating Income will be approximately $362 million for the year. This estimate includes the negative impact of foreign exchange movements compared to the prior year of approximately $6 million. The Company remains in compliance with the financial covenants under its credit agreement.

The information contained in this Item 2.02 of this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Settlements of Consumer Class Action Litigation

Ticketmaster is the defendant in a pending class action lawsuit entitled "Curt Schlesinger and Peter Lo Re, on behalf of themselves and the Class vs. Ticketmaster", originally filed in 2003, challenging Ticketmaster’s description and amount of charges to online customers for ticket delivery and for order processing fees. In December 2010, the parties entered into a binding term sheet that provides for the settlement of the litigation and the resolution of all claims set forth therein. The settlement remains subject to preliminary and final approval by the Court. The plaintiffs are currently expected to file a motion for preliminary settlement approval on or after February 28, 2011.

Ticketmaster and its parent, Live Nation Entertainment, Inc., have not acknowledged any violations of law or liability in connection with the matter, but have agreed to the settlement in order to eliminate the uncertainties and expense of further protracted litigation. Pursuant to the terms of the settlement, among other things, Ticketmaster will pay the fees of the claims administrator as well as the plaintiffs’ attorneys’ fees and certain costs that are approved by the Court and subject to a set maximum, and class members who meet certain conditions will be entitled to receive from Ticketmaster a cash payment and/or discounts off one or more future ticket purchases. The individual and aggregate values of each option are subject to set maximums. Ticketmaster will also make certain changes to disclosures on its website. For further information regarding the litigation, please refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

During the fourth quarter of 2010, the Company has recorded an accrual for a total of $22.3 million, representing its best estimate of probable costs associated with legal case settlements, primarily related to the case above, based on the fees and estimated redemption rates. Any difference between the Company’s estimated redemption rates and the actual redemption rates it experiences will impact the final settlement costs incurred; however, the Company does not expect any such difference to be material.

Forward-Looking Statements, Non-GAAP Financial Measure and Reconciliation:

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company’s anticipated Adjusted Operating Income for the full 2010 fiscal year; the impact of foreign exchange movements on such 2010 Adjusted Operating Income compared to the prior year; the estimated settlement costs of the litigation matters discussed above; and the anticipated costs related to the reorganization of the Company’s North American concerts division. The Company wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the Company’s plans, the risk that the Company’s markets do not evolve as anticipated, the actual fees and redemption rates associated with the litigation matters referred to above, the potential impact of the economic slowdown and operational challenges associated with selling tickets and staging events.

The Company refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the Company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the Company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning the Company are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

This Current Report on Form 8-K contains a non-GAAP financial measure as defined by SEC Regulation G. A statement regarding the reconciliation of such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that this non-GAAP financial measure provides useful information to investors, is provided below.

Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the Company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, merger bonuses, payments under the Azoff Trust note and merger-related severance), depreciation and amortization (including goodwill impairment), loss (gain) on sale of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities). The Company uses AOI to evaluate the performance of its operating segments. The Company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the Company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.

The GAAP financial measure that is most directly comparable to AOI is Operating Income (Loss). Because the anticipated AOI presented in Item 2.02 above relates to our 2010 annual results, which have not yet been finally determined, it is forward-looking and a quantitative reconciliation of AOI to Operating Income is not practicable. As discussed above, the reconciliation involves subtracting the following items from AOI: acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, merger bonuses, payments under the Azoff Trust note and merger-related severance), depreciation and amortization (including goodwill impairment), loss (gain) on sale of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities), which result will be Operating Income (Loss).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

January 26, 2011	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer